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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:
     / / Preliminary proxy statement
     / / Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        SCHERING-PLOUGH CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                        SCHERING-PLOUGH CORPORATION
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
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    /1 Set forth the amount on which the filing fee is calculated and state how it was determined.
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                                                                   April 8, 1994



Dear Shareholder:


     We have previously sent to you proxy solicitation material for the Annual Meeting of Shareholders to be held on April 26, 1994.

     According to our latest information, we have not yet received your proxy. Your representation and vote are important, and your shares should be voted.

     Our transfer agent has informed us that incorrectly addressed return envelopes were inadvertently included with the proxy materials mailed to a small group of shareholders. Although the transfer agent should receive these envelopes because of a bar-coded address, a duplicate proxy and return envelope are enclosed for your convenience. No stamp is needed for the envelope.

     We urge that you complete, date, sign and return the enclosed proxy, even if you have already mailed the original.

     Thank you for your cooperation.



                                          Sincerely yours,

                                          JOHN T. FOGARTY
                                          Secretary


     IT IS IMPORTANT THAT EVERY SHAREHOLDER BE REPRESENTED AT THE MEETING. PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY.